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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) APRIL 23, 1999

                             ADMIRALTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                        0-24891                  65-0405207
(State or other jurisdiction          (Commission              (IRS Employer
of incorporation)                     File Number)           Identification No.)

        4400 PGA BOULEVARD
    PALM BEACH GARDENS, FLORIDA                                    33410
(Address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code (516) 624-4701

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Registrant announced that, as of April 23, 1999, it had retained KPMG, LLP as its independent auditors for the fiscal year ended December 31, 1999.The decision to hire KPMG LLP as auditors was recommended by the Registrant's Board of Directors and Audit Committee.


Item 7.  EXHIBITS.

         The following exhibit is filed with this Current Report on Form 8-K.

         EXHIBIT NO.                        DESCRIPTION
         -----------                        -----------
             Not applicable






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ADMIRALTY BANCORP, INC.
                                          (Registrant)




Dated:   April 26, 1999           By: /S/ WARD KELLOGG
                                      -------------------------------------
                                          WARD KELLOGG
                                          President and
                                          Chief Executive Officer


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